SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    Date of Report:     June 11, 1997



                             CHAMPION PARTS, INC.
             (Exact name of Registrant as specified in its Charter)




        Illinois                                    1-7807
----------------------------------------------  ------------------------
(State or other jurisdiction of incorporation)  (Commission File Number)

                               36-2088911
                  ----------------------------------
                  (IRS Employer Identification  No.)





751 Roosevelt Road, #7-110, Glen Ellyn, Illinois     60137-5904
------------------------------------------------   -------------
     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code:	(630) 942-8317


Item 5.  Other Matters.

On June 5, 1997 the Company announced that it intends to offer a composition plan to certain unsecured creditors, primarily trade creditors, representing approximately $5.5 million in obligations. The offer will consist of an initial cash distribution and notes entitling the creditors to future distributions. The offer will be made directly to the creditors.

An unofficial advisory vendor panel which had been involved in previously disclosed negotiations with the Company and Raymond G. Perelman, a principal shareholder and director, has disbanded.

The Company also announced that Thomas W. Blashill resigned as President, CEO and director of the Company. The Board of Directors appointed Mr. Jerry A. Bragiel as President and CEO. Mr. Bragiel had held an executive level position with another supplier to the automotive aftermarket prior to rejoining the Company. He had held various senior management positions with the Company prior to that time.

Effective June 2, 1997, the Company's Board amended the by-laws to reduce the Board from nine to seven members.


Item 7. Financial Statements and Exhibits.

Exhibits:

3(a) By-Laws of Champion Parts, Inc. as amended through June 2,	1997

10(a) Press release dated June 5, 1997 announcing intent to offer composition plan.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CHAMPION PARTS, INC.



Date:  June 11, 1997  		By:	  /s/Mark Smetana
                           -----------------------------
                             Vice President - Finance and
                             Secretary


Exhibit 3(a)

                                                      As Amended Through
                                                      June 2, 1997


                                  BY-LAWS

                                     OF

                           CHAMPION PARTS, INC.



                                 ARTICLE I

                                  OFFICES

The corporation shall continuously maintain in the State of Illinois a registered office and a registered agent whose office is identical with such registered office, and may have other offices within or without the state.


                                 ARTICLE II

                                SHAREHOLDERS

SECTION 1. ANNUAL MEETING. An annual meeting of the shareholders shall be held on the first Friday in June of each year at such time designated by the board of directors, or on such other date and at such time as is designated by resolution of the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day.

SECTION 2. SPECIAL MEETINGS. Special meetings of the shareholders may be called by the chairman of the board, president, board of directors or such other persons as permitted by law, for any lawful purpose or purposes stated in the call of the meeting.

SECTION 3. PLACE OF MEETING. The board of directors may designate any place as the place of meeting for any annual meeting or for any special meeting called by the board of directors. A waiver of notice signed by all shareholders may designate any place as the place for the holding of such meeting. If no designation is made, or if a special meeting is otherwise called, the place of meeting shall be at the registered office of the corporation in this state.

SECTION 4. NOTICE OF MEETINGS. Written notice stating the place, date, and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than forty-five (45) nor more than sixty (60) days before the date of the meeting, and in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets not less than forty-five (45) days nor more than sixty (60) days before the meeting, either personally or by mail, by or at the direction of the president, or the secretary, or the chairman of the board or other officer calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his or her address as it appears on the records of the corporation, with postage thereon prepaid. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

SECTION 5.  CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE.
For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend, or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of shares or in order to make a determination of shareholders for any other proper purpose, the board of directors of the corporation shall fix in advance a record date, which shall not be more than sixty (60) days and, for a meeting of shareholders, not less than fifty (50) days, and in the case of a merger, consolidation, share exchange, dissolution or sale, lease or exchange of assets, not less than fifty (50) days, before the date of such meeting. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting.

If shareholders of the corporation who are permitted by law and these by-laws to do so desire to call a special meeting of shareholders or solicit written consents from shareholders, such shareholders shall first request in writing that the board of directors set a record date for such meeting or written consent. In such event, the board of directors shall, within fifteen (15) days after receipt of such request, fix in advance a record date for such meeting or consent which record date shall not be more than twenty (20) days after the date on which the board of directors fixes such record date.

In case the corporation shall issue options, warrants or other rights to acquire shares of the corporation or securities convertible into or exchangeable for shares of the corporation, the board of directors may direct, and, if required by the terms of any such option, warrant, right or security, shall direct, that prior notice be given to the holders thereof of record dates fixed by the board of directors in accordance with these by-laws in sufficient time to permit the exercise, conversion or exchange of such options, warrants, rights or securities on or prior to such record date. If the board of directors directs that such advance notice be given or if such notice is required by the terms of any such option, warrant, right or security, and such notice is not given, the holders thereof shall have the right, on terms and conditions specified by the board of directors or set forth in such option, warrant, right or security, to exercise, convert or exchange such option, warrant, right or security, as the case may be, and have the shares issued as a result thereof deemed to be issued and outstanding on such record date for all purposes.

SECTION 6. VOTING LISTS. The officer or agent having charge of the transfer books for shares of the corporation shall make, within twenty (20) days after the record date for a meeting of shareholders or ten (10) days before such meeting, whichever is earlier, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of ten (10) days prior to such meeting, shall be kept on file at the registered office of the corporation and shall be subject to inspection by any shareholder, and to copying at the shareholder's expense, at any time during usual business hours. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. The original share ledger or transfer book, or a duplicate thereof kept in this State, shall be prima facie evidence as to who are shareholders entitled to examine such list or share ledger or transfer book or to vote at any meeting of shareholders. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

SECTION 7. QUORUM. Unless otherwise provided in the Articles of Incorporation, the holders of a majority of the outstanding shares of the corporation, entitled to vote on a matter, represented in person or by proxy, shall constitute a quorum for consideration of such matter at any meeting of shareholders; provided that if less than a majority of the outstanding shares are represented at said meeting, a majority of the shares so represented may adjourn the meeting at any time without further notice. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders, unless the vote of a greater number of voting by classes is required by Business Corporation Act of 1983, the Article of Incorporation or these By-laws. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Withdrawal of shareholders from any meeting shall not cause failure of a duly constituted quorum at that meeting.

SECTION 8. PROXIES. A shareholder may appoint a proxy to vote or otherwise act for him or her by signing an appointment form and delivering it to the person so appointed.

No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy continues in full force and effect until revoked by the person executing it prior to the vote pursuant thereto, except as otherwise provided in this section of these by-laws. Such revocation may be effected by a writing delivered to the corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy. The dates contained on the forms of proxy presumptively determine the order of execution, regardless of the postmark dates on the envelopes in which they are mailed.

An appointment of a proxy is revocable by the shareholder unless the appointment form conspicuously states that it is irrevocable and the appointment is coupled with an interest in the shares or in the corporation generally. By way of example and without limiting the generality of the foregoing, a proxy is coupled with an interest when the proxy appointed is one of the following: (I) a pledgee; (ii) a person who has purchased or has agreed to purchase the shares; (iii) a creditor of the corporation who has extended its credit under terms requiring the appointment, if the appointment states the purpose for which it was given, the name of the creditor, and the amount of credit extended; (iv) an employee of the corporation whose employment contract requires the appointment, if the appointment states the purpose for which it was given, the name of the employee, and the period of employment; or (v) a party to a voting agreement.

The death or incapacity of the shareholder appointing a proxy does not revoke the proxy's authority unless notice of the death or incapacity is received by the officer or agent who maintains the corporation's share transfer book before the proxy exercises his or her authority under the appointment.

An appointment made irrevocable under this section because of the interest with which the proxy is coupled becomes revocable when the interest in the proxy terminates.

A transferee for value of shares subject to an irrevocable appointment may revoke the appointment if the transferee was ignorant of its existence when the shares were acquired and both the existence of the appointment and its revocability were not noted conspicuously on the certificate (or information statement for shares without certificates) representing the shares.

Unless the appointment of a proxy contains an express limitation on the proxy's authority, the corporation may accept the proxy's vote or other action as that of the shareholder making the appointment.

SECTION 9. VOTING OF SHARES. Except as otherwise provided in the Articles of Incorporation and these by-laws, each outstanding share, regardless of class, shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of shareholders.

SECTION 10. VOTING OF SHARES BY CERTAIN HOLDERS. Shares of the corporation's own stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding shares entitled to vote at any given time.

Shares registered in the name of another corporation, domestic or foreign, may be voted by any officer, agent, proxy or other legal representative authorized to vote such shares under the law of incorporation of such corporation. This corporation may treat the president or other person holding the position of chief executive officer of such other corporation as authorized to vote such shares, together with any other person indicated and any other holder of an office indicated by the corporate shareholder dicated shall be registered by this corporation on the transfer books for shares and included in any voting list prepared in accordance with these by-laws.

Shares registered in the name of a deceased person, a minor ward or a person under legal disability may be voted by his or her administrator, executor, or court appointed guardian, either in person or by proxy without a transfer of such shares into the name of such administrator, executor, or court appointed guardian. Shares registered in the name of a trustee may be voted by him or her, either in person or by proxy.

Shares registered in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority so to do is contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

SECTION 11. VOTING TRUST AGREEMENTS. Any number of shareholders may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten years, by entering into a written voting trust agreement specifying the terms and conditions of the voting trust, and by transferring their shares to such trustee or trustees for the purpose of the agreement. Any such trust agreement shall not become effective until a counterpart of the agreement is deposited with the corporation at its registered office. The counterpart of the voting trust agreement so deposited with the corporation shall be subject to the same right of examination by a shareholder of the corporation, in person or by agent or attorney, as is the record of shareholders of the corporation, and shall be subject to examination by any holder of a beneficial interest in the voting trust, either in person or by agent or attorney, at any reasonable time for any proper purpose.

SECTION 12. VOTING AGREEMENTS. Shareholders may provide for the voting of their shares by signing an agreement for that purpose. Such an agreement is not subject to the section of these by-laws concerning voting trust agreements.

SECTION 13. INSPECTORS. At any meeting of shareholders, the presiding officer may, or upon the request of any shareholder shall, appoint one or more persons as inspectors for such meeting.

Such inspectors shall ascertain and report the number of shares represented at the meeting, based upon their determination of the validity and effect of proxies; count all votes and report the results; and do such other acts as are proper to conduct the election and voting with impartiality and fairness to all the shareholders.

Each report of an inspector shall be in writing and signed by him or her or by a majority of them if there is more than one inspector acting at such meeting. If there is more than one inspector, the report of a majority shall be the report of the inspectors. The report of the inspector or inspectors on the number of shares represented at the meeting and the results of the voting shall be prima facie evidence thereof.

SECTION 14. VOTING BY BALLOT. Voting on any question or in any election may be by voice unless the presiding officer shall order or any shareholder shall demand that voting be by ballot.

SECTION 15. INFORMAL ACTION BY SHAREHOLDERS. Unless otherwise provided in the Articles of Incorporation or Section 12.10 of the Business Corporation Act of 1983, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting and without a vote, if a consent in writing, setting forth the action so taken, shall be signed: (I) by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voting or
(ii) by all the shareholders entitled to vote with respect to the subject matter thereof. If such consent is signed by less than all the shareholders entitled to vote, then such consent shall become effective only if at least fifty (50) days prior to the execution of the first consent a notice in writing, stating the purpose or purposes for which the consent is to be solicited, is delivered to all the shareholders entitled to vote with respect to the subject matter thereof and, after the effective date of the consent, prompt notice of the taking of the corporation's action without a meeting by less than unanimous written consent shall be delivered in writing to those shareholders who have not consented in writing.

In the event that the action which is consented to is such as would have required the filing of a certificate under any section of the Business Corporation Act of 1983 if such action had been voted on by the shareholders at a meeting thereof, the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of shareholders, that written consent and written notice have been delivered in accordance with the provisions of Section 7.10 of the Business Corporation Act of 1983 and these by-laws.

SECTION 16. CUMULATIVE VOTING. In any election for directors every shareholder entitled to vote in such election shall have the right to vote the number of shares owned by such shareholder for as many persons as there are directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of directors multiplied by the number of such shares or to distribute such cumulative votes in any proportion among any number of candidates. A shareholder may vote either in person or by proxy subject to the section of these by-laws concerning proxies.


SECTION 17.  NOTICE OF NOMINATIONS OTHER BUSINESS AT ANNUAL MEETINGS.

(a)	Nominations of persons for election to the board of directors of the corporation and the proposal of business to be considered by the shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the board of directors or (2) by any shareholder of record of the corporation who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section 17.

(b)	For nominations or other business to be properly brought before an annual meeting by a shareholder pursuant to clause (2) of paragraph (a) of this Section, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice shall be delivered to the secretary at the principal executive offices of the corporation not less than sixty (60) days nor more than ninety (90) days prior to the first anniversary of the preceding year's annual meeting, provided thatwith respect to the annual meeting to be held in 1994, such notice shall be received on or before May 1, 1994; provided, further, however, that, except for the annual meeting held in 1994, in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Such shareholder's notice shall set forth (1) as to each person whom the shareholder proposes to nominate for election or reelection as a director
(i) the name, age, business address and residence address of each such person,
(ii) the principal occupation or employment of such person, (iii) the class and number of shares of the corporation which are benefically owned by each person and (iv) such other information relating relating to such person as would be required to be disclosed by the federal securities laws and regulations promulgated thereunder in respect of an individual nominated as a director of the corporation and for whom proxies are solicited by the board of directors of the corporation (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (2) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conductin such business at the meeting; and (3) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the corporation's books, and of such beneficial owner, (ii) the class and number of shares of the corporation which are owned beneficially and of recod by such shareholder and such beneficial owner and any other person or persons (including their names) in connection with such nomination or business and any material interest of such stockholder or beneficial owner in such nomination or business.

(c) Notwithstanding anything in the second sentence of paragraph (b) of this Section to the contrary, in the event that the number of directors to be elected to the board of directors of the corporation is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased board of directors made by the corporation at least seventy (70) days prior to the first anniversay or the preceding year's annual meeting, a shareholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the corporation.

(d)	Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of shareholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The presiding officer of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this section and, if any proposed nomination or business is not in compliance with these by-laws, to declare that such defective proposed business or nomination shall be disregarded.

(e)	For the purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(f)	Notwithstanding the foregoing provisions of this Section, a shareholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of shareholders to request inclusion of proposals in the corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.


                                  ARTICLE III

DIRECTORS

SECTION 1. GENERAL POWERS. The business and affairs of the corporation shall be managed by or under the direction of its board of directors.

SECTION 2. NUMBER AND TENURE. The number of directors of the corporation shall be seven (7). The number of directors may be increased or decreased from time to time by the amendment of this section of these by-laws. Any decrease in the number of directors shall not shorten the term of any incumbent director. Each director shall hold office until the next annual meeting of shareholders at which directors are elected.

SECTION 3. REGULAR MEETINGS. A regular meeting of the board of directors shall be held without other notice than this By-law, immediately after the annual meeting of shareholders. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

SECTION 4. SPECIAL MEETINGS. Special meetings of the board of directors may be called by or at the request of the chairman of the board, president or any two directors. The person or persons authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by them.

SECTION 5. NOTICE. Notice of any special meeting shall be given at least forty-eight (48) hours previous thereto by written notice delivered by hand or overnight delivery service or telefaxed to each director at his or her business and residence address, provided, however, that if such notice is given at least five (5) days previous thereto, written notice may be given to each director only at his or her business address and may be given by overnight mail or other overnight delivery service instead of delivery by hand or telefax. If sent by overnight mail or delivery service, such notice shall be deemed to be delivered on the day after deposited in the United States mails for overnight delivery or with an overnight delivery service so addressed with all postage or fees prepaid. Notice given by telefax shall be deemed to be delivered when reasonably believed to have been transmitted to a telefax located at the appropriate address. The attendance of a director at any meeting shall constitute a wiaver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 6. QUORUM. A majority of the number of directors fixed by these by-laws shall constitute a quorum for the transaction of business at any meeting of the board of directors, provided that if less than a majority of such number of directors are present at said meting, a majority of the directors present may adjourn the meeting at any time without further notice.

SECTION 7. MANNER OF ACTING. The act of the majority of the directors present at a meeting a which a quorum is present shall be the act of the board of directors, unless the act of a greater number is required by these by-laws or Articles of Incorporation.

SECTION 8. PARTICIPATION BY CONFERENCE TELEPHONE OR OTHER COMMUNICATIONS EQUIPMENT. Unless specifically prohibited by the Articles of Incorporation or these by-laws, members of the board of directors or of any committee of the board of directors may participate in and act at any meeting of such board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such meeting shall constitude attendance and presence in person at the meeting of the person or persons so participating.

SECTION 9. VACANCIES. Any vacancy occurring in the board of directors and any directorship to be filled by reason of an increase in the number of directors may be filled by election at an annual meeting or at a special meeting of shareholders called for that purpose; provided, however, if permitted by law a majority of directors then in office may properly fill one or more vacancies arising between meetings of shareholders by reason of an increase in the number of directors or otherwise. Any director so selected shall serve until the next meeting of shareholders at which directors are to be elected.

SECTION 10. INFORMAL ACTION BY DIRECTORS OR COMMITTEES. Any action required to be taken at a meeting of the board of directors, or any other action which may be taken at a meeting of the board of directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all the directors entitled to vote with respect to the subject matter thereof, or by all the members of such committee, as the case may be.

The consent shall be evidenced by one or more written approvals, each of which sets forth the action taken and bears the signature of one or more directors. All the approvals evidencing the consent shall be delivered to the secretary to be filed in the corporate records. The action taken shall be effective when all the directors have approved the consent unless the consent specifies a different effective date.

Any such consent signed by all the directors or all the members of a committee shall have the same effect as a unanimous vote, and may be stated as such in any document filed with the Secretary of State.

SECTION 11. COMPENSATION. The board of directors, by the affirmative vote of a majority of directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of all directors for services to the corporation as directors, officers, or otherwise. By resolution of the board of directors the directors may be paid their expenses, if any, of attendance at each meeting of the board. No such payment previously mentioned in this section shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

SECTION 12. PRESUMPTION OF ASSENT. A director of the corporation who is present at a meeting of the board of directors at which action on any corporate matter is taken shall be conclusively presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless he or she files his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or forwards such dissent by registered or certified mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent does not apply to a director who voted in favor of such action.

SECTION 13. COMMITTEES. A majority of the directors may create one or more committees and appoint members of the board to serve on the committee or committees. Each committee shall have two or more members, who serve at the pleasure of the board.

Unless the appointment by the board of directors requires a greater number, a majority of any committee shall constitute a quorum and a majority of a quorum shall be necessary for committee action. A committee may act by unanimous consent in writing without a meeting and, subject to action by the board of directors, the committee by majority vote of its members shall determine the time and place of meetings and the notice required therefor.

To the extent specified by the board of directors, each committee may exercise the authority of the board of directors; provided, however, a committee may not: (I) authorize distributions; (ii) approve or recommend to shareholders any act the Business Corporation Act of 1983 requires to be approved by shareholders; (iii) fill vacancies on the board or on any of its committees; (iv) elect or remove officers or fix the compensation of any member of the committee; (v) adopt, amend or repeal the by-laws; (vi) approve a plan of merger not requiring shareholder approval; (vii) authorize or approve reacquistion of shares, except according to a general formula or method prescribed by the board; (viii) authorize or approve the issuance or sale, or contract for sale, of shares or determine the designation and relative rights, preferences, and limitations of a series of shares, except that the board may direct a committee to fix the specific terms of the issuance or sale or contract for sale or the number of shares to be allocated to particular employees under an employee benefit plan; or (ix) amend, alter, repeal, or take action inconsistent with any resolution or action of the board of directors when the resolution or action of the board of directors provides by its terms that it shall not be amended, altered or repealed by action of a committee.

Vacancies in the membership of a committee shall be filled by the board of directors at a regular or special meeting of the board of directors. Each committee shall keep regular minutes of its proceedings and report the same to the board when required.


                                 ARTICLE IV

                                  OFFICERS

SECTION 1. POSITIONS. The officers of the corporation shall be a chairman of the board, a president, one or more executive vice-presidents or vice-presidents (the number thereof to be determined by the board of directors), a treasurer, a secretary, and such assistant treasurers, assistant secretaries and other officers as may be elected by the board of directors. Any two or more offices may be held by the same person.

SECTION 2. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Vacancies may be filled or new offices created and filled at any meeting of the board of directors. Each officer shall hold office until his or her successor shall have been duly elected and shall have qualified or until his or her death or until he or she shall resign or shall have been removed in the manner hereinafter provided.

SECTION 3. REMOVAL. Any officer elected or appointed by the board of directors may be removed by the board of directors whenever in its judgment the best interests of the corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

SECTION 4. CHAIRMAN OF THE BOARD. The duties of the chairman of the board shall be only to preside at meetings of directors and shareholders of the corporation. The chairman of the board may call meetings of the board of directors. The chairman of the board shall also perform such other duties as may be assigned to him by the board of directors.

SECTION 5. PRESIDENT. The president shall be the chief executive officer and chief operating officer of the corporation. Subject to the direction and control of the board of directors, he or she shall be in charge of the policies, business, property and affairs of the corporation; he or she shall see that the resolutions and directions of the board of directors are carried into effect except in those instances in which that responsibility is specifically assigned to some other person by the board of directors; and, in general, he or she shall discharge all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time. The president shall have authority to designate the duties and powers of other officers so long as such designation shall not be inconsistent with law, these by-laws or action of the board of directors. In the absence of the chairman of the board or in the event of his or her inability or refusal to act, the president shall perform the duties of the chairman of the board, and when so acting, shall have all the powers and be subject to all the restrictions upon the chairman of the board. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the president may execute for the corporation certificates for its shares, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, and he or she may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument. The president may vote all securities which the corporation is entitled to vote except as and to the extent such authority shall be vested in a different officer or agent of the corporation by the board of directors.

The board of directors from time to time may determine that the office of president shall be filled by the board of directors or a committee thereof, each of the members which, acting alone or with one or more other members, shall have the power and authority granted to the president under this
Section 5.

SECTION 6. THE EXECUTIVE VICE-PRESIDENT. The executive vice-president, if any, shall assist the chairman of the board and president in the discharge of their duties as the chairman of the board or president may direct and shall perform such other duties as from time to time may be assigned to him or her by the chairman of the board, president or by the board of directors. In the absence of the chairman of the board or president or in the event of their inability or refusal to act, the executive vice-president shall perform the duties of the chairman of the board, if such duties are not perfomred by the president, or the duties of the president, and when so acting and as applicable, shall have all the powers of and be subject to all the restrictions upon the chairman of the board and president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the executive vice president may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he or she may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

SECTION 7. THE VICE-PRESIDENTS. The vice-president (or in the event there is more than one vice-president, each of the vice-presidents) shall assist the chairman of the board, president and executive vice-president in the discharge of their duties as the chairman of the board, president and executive vice-president may direct and shall perform such other duties as from time to time may be assigned to him or her by the chairman of the board, president, executive vice-president or board of directors. In the absence of the chairman of the board, president or executive vice-president or in the event of their inability or refusal to act, the vice-president (or in the event there is more than one vice-president, the vice-presidents in the order designated by the board of directors or by the chairman of the board if the baord of directors has not made such a designation, or in the absence of any designation, then in the order of seniority of tenure of vice-president) shall perform the duties of the chairman of the board or president, if such duties are not performed by another officer as provided in these by-laws, or the duties of the executive vice-president, and when so acting and as applicable, shall have all the powers of and be subject to all the restrictions upon the chairman ofthe board, president and executive vice-president. Except in those instances in which the authority to execute is expressly delegated to another officer or agent of the corporation or a different mode of execution is expressly prescribed by the board of directors or these by-laws, the vice president (or each of them if there are more than one) may execute for the corporation certificates for its shares and any contracts, deeds, mortgages, bonds or other instruments which the board of directors has authorized to be executed, and he or she may accomplish such execution either under or without the seal of the corporation and either individually or with the secretary, any assistant secretary, or any other officer thereunto authorized by the board of directors, according to the requirements of the form of the instrument.

SECTION 8. THE TREASURER. The treasurer shall be the principal accounting and financial officer of the corporation. He or she shall: (I) have charge of and be responsible for the maintenance of adequate books of account for the corporation; (ii) have charge and custody of all funds and securities of the corporation, and be responsible therefor and for the receipt and disbursement thereof; (iii) perform all duties incident to the office of treasurer and such other duties as from time to time may be assigned to him or her by the chairman of the board, president or by the board of directors; and (iv) sign with the chairman of the baord, president or a vice-president, or any other officer therunto authorized by the board of directors, certificates for shares of the corporation, the issuance of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the baord of directors may determine.

SECTION 9. THE SECRETARY. The secretary shall: (i) record the minutes of the shareholders' and of the board of directors' meetings in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these by-laws or as required by law;
(iii) be custodian of the corporate records and of the seal of the corporation; (iv) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder;
(v) sign with the chairman of the board, president or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the corporation, the issuance of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the board of directors or these by-laws; (vi) have general charge of the stock transfer books of the corporation; (vii) perform all duties incident to the office of secretary and such other duties as from time to time may be assigned to him or her by the chairman of the baord, president or by the board of directors.


SECTION 10. ASSISTANT TREASURERS AND ASSISTANT SECRETARIES. The assistant treasurers and assistant secretaries shall perform such duties as shall be assigned or delegated to them by the treasurer or the secretary, respectively, or as shall be assigned by the chairman of the board, president or the board of directors. The assistant treasurers and assistant secretaries may sign with the chairman of the board, president, or a vice-president, or any other officer thereunto authorized by the board of directors, certificates for shares of the cororation, the issuance of which shall have been authorized by the board of directors, and any contracts, deeds, mortgages, bonds, or other instruments which the board of directors has authorized to be executed, according to the requirements of the form of the instrument, except when a different mode of execution is expressly prescribed by the baord of directors or these by-laws. The assistant treasurers shall respectivley, if required by the baord of directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the board of directors shall determine.

SECTION 11. SALARIES. The salaries of the officers shall be fixed from time to time by the board of directors and no officer shall be prevented from receiving such salary by reason of the fact that he or she is also a director of the corporation.


                             	ARTICLE V

                	CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1. CONTRACTS. The board of directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

SECTION 2. LOANS. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

SECTION 3. CHECKS, DRAFTS, ETC. All checks, drafts of other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers, agent or agents of the corporation and in such manner as shall from time to time be determined by resolution of the board of directors.

SECTION 4. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies or other depositaries as the board of directors may select.


                             	ARTICLE VI

              	CERTIFICATES FOR SHARES, UNCERTIFICATED SHARES
                        	AND THEIR TRANSFER

SECTION 1. CERTIFICATES REPRESENTING SHARES. The issued shares of the corporation shall be represented by certificates or shall be uncertificated shares. Certificates shall be signed by the appropriate corporate officers and may be sealed with the seal, or a facsimile of the seal, of the corporation, if the corporation uses a seal. In case the seal of the corporation is changed after the certificate is sealed with the seal or a facsimile of the seal of the corporation, but before it is issued, the certificate may be issued by the corporation with the same effect as if the seal had not been changed. If a certification is countersigned by a transfer agent or registrar, other than the corporation itself or its employee, any other signatures or countersignatures on the certificate may be facsimiles. In case any officer of the corporation, or any officer or employee of the transfer agent or registrar who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer of the corporation, or an officer or employee of the transfer agent or registrar before such certificate is isued, the certification may be issued by the corporation with the same effect as if the officer of the corporation, or the officer or employee of the transfer agent or registrar had not ceased to be such at the date of its issue.

If the corporation is authorized to issue shares of more than one class, every certificate representing shares issued by the corporation shall set forth upon the face or back of the certificate a full summary or statement of all the designations, preferences, qualifications, limitations, restrictions, and special or relative rights of the shares of each class authorized to be issued, and, if the corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each series so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series. Such statement may be omitted from the certificate if it shall be set forth upon the face or back of the certificate that such statement, in full, will be furnished by the corporation to any shareholder upon request and without charge.

Each certificate representing shares shall also state: (i) that the corporation is organized under the laws of this State; (ii) the name of the person to whom the certificate is issued; and (iii) the number and the class of shares, and the designation of the series, if any, which such certificate represents.

No certificate shall be issued for any share until such share is fully paid.

SECTION 2. LOST CERTIFICATES. If a certificate representing shares has allegedly been lost or destroyed the board of directors, chairman of the board, president, executive vice-president or any vice-president may, in their discretion, except as required by law, direct that a new certificate be issued upon such indemnification and other reasonable requirements as the board of directors, chairman of the board, president, executive vice-president or any vice-president may impose.

SECTION 3. UNCERTIFICATED SHARES. Unless otherwise provided by the Articles of Incorporation or these by-laws, the board of directors may provide by resolution that some or all of any or all classes and series of the corporation's shares shall be uncertificated shares, provided that such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice contining the informatin required to be set forth or stated on certificates pursuant to the section of these by-laws concerning certificates representing shares. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

SECTION 4. TRANSFERS OF SHARES. Transfers of shares of the corporation shall be recorded on the books of the corporation. Transfer of shares represented by certificates, except in the case of a lost or destroyed certificate, shall be made on surrender for cancellation of the certificate for such shares. A certificate presented for transfer must be endorsed by the appropriate person or persons and accompanied by appropriate assurances that the endorsement is genuine and effective. Transfer of an uncertificated share shall be made on receipt by the corporation of an instruction from the registered owner or other appropriate person. The instruction shall be in writing or in such form as may be agreed upon in writing by the corporation and the registered owner.


                                 ARTICLE VII

                                 FISCAL YEAR

The fiscal year of the corporation shall end on the Sunday nearest in time to the last day of December in each calendar year.


                                 ARTICLE VIII

                                   DIVIDENDS

The board of directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and the Articles of Incorporation.


                                  ARTICLE IX

                                     SEAL

The corporate seal shall have inscribed thereon the name of the corporation and the words "Corporate Seal, Illinois." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. The use of the seal is not mandatory and its absence on any document shall not affect the construction or validity thereof.


                                  ARTICLE X

                               WAIVER OF NOTICE

Whenever any notice is required to be given under the provisions of these by-laws or under the provisions of the Articles of Incorporation or under the provisions of the Business Corporation Act of 1983, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute waiver of notice thereof unless the person at the meeting objects to the holding of the meeting because proper notice was not given.


                                 ARTICLE XI

                               INDEMNIFICATION

SECTION 1. (a) Subject to the provisions of Section 3 of this Article, the corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation or, with respect to any criminal action or proceeding, that the person had reasonable cause to believe that his or her conduct was unlawful.

(b) Subject to the provisions of Section 3 of this Article, the corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorney's fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit. If such person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to the best interests of the corporation, provided that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper.

SECTION 2. To the extent that director, officer, employee or agent of the corporation has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of
Section I of this Article, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

SECTION 3. Any indemnification under subsections (a) and (b) of Section I of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case, upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in said subsections (a) and (b). Such determination shall be made
(1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

SECTION 4. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding, as authorized by the board of directors in the specific case, upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount, unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this Article.

SECTION 5. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 6. The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article.

SECTION 7. If the corporation pays indemnity or advances, expenses to director, officer, employee or agent, the corporation shall report the indemnification or advance in writing to the shareholders with or before the notice of the next shareholder meeting.

SECTION 8. For purposes of this Article, references to "the corporation" shall include, in addition to the surviving corporation, any merging corporation (including any corporation having merged with a merging corporation) absorbed in a merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such merging corporation, or is or was serving at the request of such merging corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to surviving corporation as such person would have with respect to such merging corporation if its separate existence had continued.

SECTION 9. For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to any employee benefit plan, its participants, or beneficiaries. A person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article.

SECTION 10. If the Illinois Business Corporation Act of 1983 is amended at any time or from time to time so as to expand the circumstances under which, the extent to which, or the persons for which, a corporation may make indemnification, this corporation shall make such indemnification to the extent of such expansion.


                                ARTICLE XII

                                AMENDMENTS

The power to make, alter, amend, or repeal these by-laws or adopt new by-laws of the corporation shall be vested in the board of directors, unless reserved to the shareholders by the Articles of Incorporation. The by-laws may contain any provisions for the regulation and management of the affairs of the corporation not inconsistent with law or the Articles of Incorporation.






Exhibit 10(a)

Press Release

Champion Parts, Inc.
751 Roosevelt Rd., Bldg. 7, Suite 110, Glen Ellyn, IL   60137
Contact: Mark Smetana
Phone: 630-942-8317
FAX:   630-942-0334


FOR IMMEDIATE RELEASE

                           CHAMPION PARTS TO OFFER

                      COMPOSITION PLAN TO TRADE CREDITORS


Glen Ellyn, IL, June 5, 1997  --   Champion Parts, Inc. (CREB) announced
today that its board of directors has authorized the company to offer a composition plan to certain unsecured creditors, primarily trade creditors, representing about $5.5 million of obligations. The offer will consist of an initial cash distribution and provisions for future distributions.
The company will make the offer directly to the creditors. The unofficial advisory vendor panel which had been involved in previously disclosed negotiations with the company and a principal shareholder has disbanded.

The company also announced today that Thomas W. Blashill has resigned as president, CEO and director to pursue other interests. Mr. Jerry A. Bragiel has been appointed to take over the president and CEO role. Mr. Bragiel returns to Champion after holding an executive position with another automotive industry supplier for the last three years. He held various senior management positions with Champion prior to that time.

Champion Parts remanufactures fuel systems, front wheel drive assembly components and underhood electrical and mechanical products for the passenger car, agricultural and heavy duty automotive parts aftermarket.